UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 27, 2012
Date of Report (Date of earliest event reported)

TRESORO MINING CORP.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-52660 (Commission File Number)	20-1769847 (IRS Employer Identification No.)

880-666 Burrard Street Vancouver, BC (Address of principal executive offices)	V6C 2G3 (Zip Code)

(604) 681-3130
Registrant's telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.01     Changes in Registrant's Certifying Accountant.

On February 27, 2012, Tresoro Mining Corp. (the "Company") formally informed James Stafford Chartered Accountants of their dismissal as the Company's independent registered principal accountant.

During the Company's two most recent fiscal years preceding the termination of James Stafford Chartered Accountants, and through February 27, 2012, there were no disagreements with James Stafford Chartered Accountants which were not resolved on any matter concerning accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of James Stafford Chartered Accountants, would have caused James Stafford Chartered Accountants to make reference to the subject matter of the disagreements in connection with its report. James Stafford Chartered Accountants, as the Company's principal independent accountant, did not provide an adverse opinion or disclaimer of opinion to the Company's consolidated financial statements, nor modify its opinion as to uncertainty, audit scope or accounting principles, except that the report of James Stafford Chartered Accountants for the fiscal years ended February 28, 2011 and 2010 indicated conditions which raised substantial doubt about the Company's ability to continue as a going concern.

We provided James Stafford Chartered Accountants with a copy of this disclosure before its filing with the Securities and Exchange Commission ("SEC"). We requested that James Stafford Chartered Accountants provide us with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of the letter provided by James Stafford Chartered Accountants is filed as Exhibit 16.1 to this Form 8-K.

On February 27, 2012, the Board of Directors of the Company approved and authorized the engagement of De Joya Griffith & Company, LLC, as the principal independent accountant for the Company.

During the two most recent fiscal years and through February 27, 2012, the Company had not consulted with De Joya Griffith & Company, LLC regarding any of the following:

(i)     The application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that may be rendered on the Company's consolidated financial statements, and De Joya Griffith & Company, LLC did not provide either a written report or oral advice to the Company that De Joya Griffith & Company, LLC concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; or

(ii)     The subject of any disagreement, as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions, or a reportable event within the meaning set forth in Item 304(a)(1)(iv) of Regulation S-K.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01     Financial Statements and Exhibits
16.1	Letter from James Stafford Chartered Accountants, dated February 27, 2012, to the Securities and Exchange Commission regarding statements included in this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
TRESORO MINING CORP.
DATE: February 29, 2012	"William D. Thomas" William D. Thomas CFO, Secretary, Treasurer and a director

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